SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free High Yield Fund -- Class A Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance): 9/20/93


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A         $1,000

ERV =  Ending Redeemable Value   $1,007    N/A         $1,060

T   =  Average Annual
       Total Return              0.70%     N/A         2.06%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $3,199,917

Expenses                         $362,256

Reimbursement                    $0

Average shares                   38,196,483

NAV                              $14.05

Sales Charge                     4.75%

POP                              $14.75

Yield at POP                     6.12%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  6.12%              6.12%
 ------      =       ------              =        10.13%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free High Yield Fund -- Class B Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,001      $1,393    $2,022

T   =  Average Annual
       Total Return              0.11%       6.85%     7.30%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $8,458,817

Expenses                         $1,713,029

Reimbursement                    $0

Average shares                   100,943,786

NAV                              $14.05

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     5.78%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  5.78%              5.78%
 ------      =       ------              =     9.57%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Tax-Free High Yield Fund -- Class M Shares
Fiscal period ending: July 31, 1996
Inception date (if less than 10 years of performance): 12/29/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    N/A          $1,000

ERV =  Ending Redeemable Value   $1,020    N/A          $1,115

T   =  Average Annual
       Total Return              2.05%     N/A          7.10%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $57,894

Expenses                         $8,945

Reimbursement                    $0

Average shares                   691,352

NAV                              $14.04

Sales Charge                     3.25%

POP                              $14.51

Yield at POP                     5.93%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  5.93%               5.93%
 ------      =       ------              =      9.82%
1-39.6%              .604%